EXHIBIT 32.2
CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of St. Jude Medical, Inc. (the Company) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission (the Report), I, John C. Heinmiller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN C. HEINMILLER
John C. Heinmiller
Executive Vice President and
Chief Financial Officer
August 7, 2012